EXHIBIT 10.11

                           AMENDMENT NUMBER FOUR TO
                          LOAN AND SECURITY AGREEMENT


          This AMENDMENT NUMBER FOUR TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of December 15, 1994, by and between Foothill Capital Corporation, a California corporation ("Foothill") and Robertson-Ceco Corporation, a Delaware corporation ("Borrower"), with reference to the following facts:

     A. Foothill and Borrower heretofore have entered into that certain Loan and Security Agreement, dated as of April 12, 1993 (the "Original Agreement"), as amended by that certain Amendment Number One To Loan And Security Agreement, dated as of April 30, 1993, that certain Amendment Number Two To Loan And Security Agreement, dated as of April 20, 1994, and that certain Amendment Number Three To Loan And Security Agreement, dated as of May 18, 1994 (the Original Agreement, as so amended and as heretofore modified or supplemented from time to time, hereinafter is referred to as the "Agreement");

     B. Borrower has requested Foothill to consent to Borrower's proposed sales of Borrower's Cupples Division and to amend further the Agreement to, among other things, reflect such proposed sale in the Base Amount, as set forth in this Amendment;

     C. Foothill is willing to give such consent and to so amend the Agreement in accordance with the terms and conditions hereof; and

     D. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.


          NOW, THEREFORE, in consideration of the above recitals and the mutual premises contained herein, Foothill and Borrower hereby agree as follows:

          1.   Amendments to the Agreement.

               a. The definition of "Eligible Inventory" in Section 1.1 of the Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

               "Eligible Inventory" means Inventory consisting of first quality finished goods held for sale in the ordinary course of Borrower's and Canada Sub's respective businesses and raw materials for such finished goods (and, in Foothill's reasonable discretion, certain work-in-process), that are located at Borrower's and Canada Sub's premises identified on Schedule E-1, are acceptable to Foothill in all respects, and strictly comply with all of Borrower's representations and warranties to Foothill. Eligible Inventory shall not include such Inventory of Canada Sub in excess of $3,000,000, slow moving or obsolete items, restrictive or custom items, work-in-process (other than work-in-process approved by Foothill), components which are not part of finished goods, spare parts, packaging and shipping materials, supplies used or consumed in Borrower's and Canada Sub's respective businesses, Inventory at the premises of third parties or subject to a security interest or lien in favor of any third Person (other than Wells Fargo), bill and hold goods, Inventory that is not subject to Foothill's first priority perfected security interest, returned or defective goods, "seconds," and Inventory acquired on consignment. Without limiting the generality of the foregoing sentence, Eligible Inventory shall not include Inventory of the Concrete Construction Division (except such Inventory as may be included by Foothill in its sole and absolute discretion). Eligible Inventory shall be valued at the lower of Borrower's or Canada Sub's, as the case may be, cost or market value.

               b    Section 1.1 of the Agreement hereby is amended by
adding the following new defined terms in alphabetical order:

               "Fourth Amendment" means that certain Amendment Number Four to Loan and Security Agreement, dated as of December 15, 1994, between Foothill and Borrower.

               "Fourth Amendment Closing Date" means December 15, 1994.

          2.   Consent to Sale of Cupples Division.

               a. Anything in the Loan Agreement to the contrary notwithstanding, Foothill hereby consents to the sale by Borrower of the business of and assets relating primarily to its Cupples Division to an entity controlled by Gregg C. Sage, for consideration consisting of the assumption thereby of certain liabilities of Borrower, substantially in accordance with the terms and conditions set forth in the letter agreement, dated October 17, 1994, between Borrower and Gregg C. Sage (the "Cupples Letter of Intent"), a true and correct copy of which Borrower hereby represents and warrants is attached hereto as Exhibit C-1; provided, however, that the provisions of the definitive agreement referenced in the Cupples Letter of Intent and the documents related thereto shall be in form and substance not materially less favorable to Borrower than as set forth in the December 12, 1994 draft of such agreement (a copy of which has been provided to Foothill) and shall otherwise be reasonably satisfactory to Foothill; provided further, that as a condition concurrent to the effectiveness of the foregoing consent, Borrower shall deliver to Foothill a copy of the written consent of Wells Fargo to such sale; provided, further, that any consideration in the form of a promissory note payable to Borrower promptly (and in any event within three (3) Business Days after Borrower's receipt thereof) shall be delivered in pledge as Negotiable Collateral to Foothill (together with all necessary endorsements). Borrower and Foothill hereby acknowledge that a "consent fee" equal to Twenty-Five Thousand Dollars ($25,000) has been paid by Borrower concurrently herewith. Such fee is in consideration of Foothill's consent to Borrower's proposed sale of its Cupples Division and of Foothill's agreement to consent (subject to the terms and conditions to be set forth in an Amendment Number Five to Loan and Security Agreement) to Borrower's proposed sale of its Concrete Construction Division, and is fully earned and non-refundable when paid, regardless of whether any such proposed sale is consummated.

          3. Representations and Warranties. Borrower hereby represents and warrants to Foothill that (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Amendment and the Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

          4. Conditions Precedent to Amendment. The satisfaction of each of the following on or before, unless otherwise specified below, the Fourth Amendment Closing Date shall constitute conditions precedent to the effectiveness of this Amendment:

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               a.   Foothill shall have received the reaffirmation and
consent of each of Meyerland Co., Ceco-San Antonio Co., M C Durham Co., and Canada Sub attached hereto as Exhibit A, each duly executed and delivered by an authorized official thereof;

               b. The definitive agreement referenced in the Cupples Letter of Intent and the documents related thereto shall be in form and substance reasonably satisfactory to Foothill;

               c. The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

               d. No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

               e. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, Foothill, or any of their Affiliates;

               f. Neither the Collateral nor the Canada Collateral shall have declined materially in value from the values set forth in the most recent appraisals or field examinations previously done by Foothill; and

               g. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.

          5. Effect on Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment, of any right, power, or remedy of Foothill under the Agreement, as in effect prior to the date hereof.

          6. Further Assurances. Borrower shall, and shall cause each of Canada Sub, Meyerland Co., Ceco-San Antonio Co., and M C Durham Co. to, execute and deliver promptly all agreements, documents, and instruments, in form and substance satisfactory to Foothill, and promptly take all actions as Foothill may reasonably request from time to time, to perfect and maintain the perfection and priority of Foothill's security interests in the Collateral, the Canada Collateral, and the Real Property and to fully consummate the transactions contemplated under this Amendment and the Agreement, as amended by this Amendment. Upon the sale of the Cupples Division of Borrower, Foothill agrees to execute and deliver to Borrower, at Borrower's expense, UCC Partial Releases (in form and substance satisfactory to Foothill in its absolute discretion) in respect of the Collateral of the Cupples Division of Borrower.

          7.   Miscellaneous.

               a. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

               b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

               c. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

               d. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.


                              FOOTHILL CAPITAL CORPORATION,
                              a California corporation


                              By____________________________

                              Title:________________________



                              ROBERTSON-CECO CORPORATION,
                              a Delaware corporation


                              By____________________________

                              Title:________________________